UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2010

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Cross Country Healthcare, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

———————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

(a) On May 5, 2010, Cross Country Healthcare, Inc. (“the Company”) issued a press release announcing results for the quarter ended March 31, 2010, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)

The information set forth in this item 5.07 relates to matters submitted to a vote at the Company’s Annual Meeting of Stockholders (Annual Meeting) on May 4, 2010.

(c)

(i)

A proposal to elect the directors listed below for a one year term ending in 2011 and until their successors are duly elected and qualified was approved with the following vote:

Name	For	Against	Abstentions	Broker Non-votes
Joseph A. Boshart	29,396,062	0	254,746	600,084
Emil Hensel	29,116,800	0	534,008	600,084
W. Larry Cash	18,601,310	0	11,049,498	600,084
C. Taylor Cole Jr.	29,349,384	0	301,424	600,084
Thomas C. Dircks	18,672,537	0	10,978,271	600,084
Gale Fitzgerald	29,453,789	0	197,019	600,084
Joseph Trunfio	29,005,068	0	645,740	600,084

(ii)

A proposal to approve the amendment of the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan (the “Plan”) to : (1) increase the number of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company that may be issued under the Plan from 1,500,000 shares to 3,500,000 shares and (2) increase the share sub-limit for awards that are not appreciation awards that may be granted pursuant to the Plan, from 1,200,000 shares to 1,700,000 shares of Common Stock, was approved as follows:

For	Against	Abstentions	Broker Non-votes
28,948,961	685,415	16,432	600,084

(iii)

A proposal to ratify Ernst & Young LLP as the company’s registered public accounting firm for the fiscal year ending December 31, 2009 was approved as follows:

For	Against	Abstentions
30,142,917	92,343	15,632

Item 7.01

Regulation FD Disclosure

Incorporated by reference is a press release issued by the Company on May 5, 2010, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on May 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Emil Hensel Chief Financial Officer

Dated: May 6, 2010

LINKS

Item 2.02

Results of Operations and Financial Condition

Item 5.07

Submission of Matters to a Vote of Security Holders

Item 7.01

Regulation FD Disclosure

Item 9.01

Financial Statements and Exhibits

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